                                                                    Exhibit 99.4

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                            TENDER OF ALL OUTSTANDING
                   10 1/8% SENIOR SUBORDINATED NOTES DUE 2009
                                 IN EXCHANGE FOR
                   NEW 10 1/8% SENIOR SUBORDINATED NOTES 2009

                                       OF

                       CONSOLIDATED CONTAINER COMPANY LLC
                      CONSOLIDATED CONTAINER CAPITAL, INC.

            Registered holders of outstanding 10 1/8% Senior Subordinated Notes due 2009 (the "Outstanding Notes") of Consolidated Container Company LLC and Consolidated Container Capital, Inc. (together the "Issuers") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 10 1/8% Senior Subordinated Notes due 2009 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

                             THE EXCHANGE AGENT IS:

                              THE BANK OF NEW YORK

     BY REGISTERED OR CERTIFIED MAIL:                BY HAND DELIVERY:

           The Bank of New York                     The Bank of New York
            101 Barclay Street                       101 Barclay Street
   New York, New York 10286 Attention:            New York, New York 10286
           Reorganization Unit                 Attention: Reorganization Unit

          BY OVERNIGHT COURIER:                        BY FACSIMILE:

           The Bank of New York                     The Bank of New York
            101 Barclay Street                  Facsimile No. (212) 815-6339
         New York, New York 10286              Attention: Reorganization Unit
      Attention: Reorganization Unit

                                              WITH CONFIRMATION BY TELEPHONE:
                                                        (212) 815-__
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                                                                               2


      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE AND WITHOUT CONFIRMATION BY TELEPHONE WILL NOT CONSTITUTE A VALID DELIVERY.

      This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for guarantee of signatures.

Ladies and Gentlemen:

      The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated , 1999 (the "Prospectus") of the Issuers and the Guarantors, receipt of which is hereby acknowledged. The Outstanding Notes are unconditionally guaranteed (the "Old Guarantees") by Reid Plastics Group LLC ("Reid"), Plastic Containers LLC ("Plastic Containers"), Continental Plastic Containers LLC ("Continental") and Continental Caribbean Containers, Inc. ("Caribbean" and, together with Reid, Plastic Containers and Continental, the "Guarantors") on a senior subordinated basis, and the Exchange Notes will be unconditionally guaranteed (the New Guarantees") by the Guarantors on a senior subordinated basis. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the Guarantors are offering to issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the outstanding Old Guarantees with for which such Exchange Noted are issued in exchange. Throughout this letter, unless the context otherwise requires and whether so expressed or not, references to the "Exchange Offer" include the Guarantor's offer to exchange the New Guarantees for the Old Guarantees, references to the "Exchange Notes" include the relates New Guarantees and references to the "Outstanding Notes" include the relates Old Guarantees.

                    DESCRIPTION OF OUTSTANDING NOTES TENDERED

                           NAME AND ADDRESS OF       CERTIFICATE NUMBER(S) OF
                         REGISTERED HOLDER AS IT        OUTSTANDING NOTES
                       APPEARS ON THE OUTSTANDING      TENDERED (OR ACCOUNT    PRINCIPAL AMOUNT OF
NAME OF TENDERING                 NOTES                   NUMBER AT BOOK-       OUTSTANDING NOTES
HOLDER                        (PLEASE PRINT)              ENTRY FACILITY)           TENDERED
- -------------------    --------------------------    ------------------------  -------------------

- -------------------    --------------------------    ------------------------  -------------------

- -------------------    --------------------------    ------------------------  -------------------

- -------------------    --------------------------    ------------------------  -------------------

- -------------------    --------------------------    ------------------------  -------------------

                                    SIGN HERE

NAME OF REGISTERED OR ACTING HOLDER:____________________________________________

Signature(s):___________________________________________________________________

Name(s) (PLEASE PRINT):_________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone Number:_______________________________________________________________

Date:___________________________________________________________________________

IF SHARES OF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

         DTC ACCOUNT NUMBER:_____________________________________

         DATE:___________________________________________________

                 THE FOLLOWING GUARANTEE MUST ALSO BE COMPLETED

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and a duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                                                                      (ZIP CODE)

Area Code and Telephone No.:____________________________________________________

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

          Title:________________________________________________________________

          Name:_________________________________________________________________
                             (PLEASE TYPE OR PRINT)

          Date:_________________________________________________________________

      NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.